UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2019

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Energy and Water Development Corp.

(Exact name of registrant as specified in its charter)

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Florida	000-56030	30-0781375
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Brickell Ave., Suite 51270, Miami, Florida 33131

(Address of Principal Executive Office) (Zip Code)

305-517-7330

(Registrant’s telephone number, including area code)

Eurosport Active World Corporation

3250 Mary Street, #303, Miami, Florida 33133

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 21, 2019 the Company’s Board of Directors and shareholders representing a majority of the shares entitled to vote approved an amendment to the Company’s articles of incorporation changing the Company’s name to “Energy and Water Development Corp.”

Item 7.01   Regulation FD Disclosure.

On September 3, 2019, the Company issued a press release announcing the Company’s approval of an amendment to articles of incorporation changing its name to “Energy and Water Development Corp.” A copy of the press release is filed and attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and the related Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Amendment to Articles of Incorporation
99.1	Press release dated September 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy and Water Development Corp.

Dated: September 5, 2019	By:	/s/ Ralph Hofmeier
	Name: Title:	Ralph Hofmeier President, Chief Executive Office

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